      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 2000
                                                  REGISTRATION NO. 333-________

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                             ----------------------
                                ELECTROGLAS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                 77-0336101
     (State or Other Jurisdiction of                  (I.R.S. Employer
     Incorporation or Organization)                Identification Number)


                          6024 SILVER CREEK VALLEY ROAD
                               SAN JOSE, CA 95138
                                 (408) 528-3000

   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                   ELECTROGLAS, INC. 1997 STOCK INCENTIVE PLAN
                         -------------------------------
                              (Full Title of Plans)

                                ARMAND J. STEGALL
    VICE PRESIDENT-FINANCE, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY
                                ELECTROGLAS, INC.
                          6024 SILVER CREEK VALLEY ROAD
                               SAN JOSE, CA 95138
                                 (408) 528-3000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent for Service)
                                 ---------------
                                    Copy to:

                            WILLIAM D. SHERMAN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1018
                                 (415) 813-5600

                                 ---------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                    MAXIMUM            PROPOSED MAXIMUM        AMOUNT OF
TITLE OF SECURITIES             AMOUNT TO        OFFERING PRICE       AGGREGATE OFFERING      REGISTRATION
 TO BE REGISTERED             BE REGISTERED       PER SHARE(1)             PRICE(1)               FEE
-------------------------------------------------------------------------------------------------------------------
Common Stock, $.001
par value per share.........    1,000,000           $27.53125           $27,531,250.00         $7,268.25
===================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 and based upon the average of the high and low prices reported on the Nasdaq National Market on June 1, 2000.

     In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

     The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exhange Commission (the "Commission"):

     1. The contents of the Registrant's Registration Statement on Form S-8, Commission File No. 333-49303, 333-62139 and 333-82209, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

     2. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

     3. The Company's Current Report on Form 10-Q for the period ended March 31, 2000.

     4. The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed with the Commission on April 23, 1993.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 8.   EXHIBITS.
  5.1     Opinion of Morrison & Foerster LLP

 23.1     Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

 23.2     Consent of Ernst & Young LLP, Independent Auditors

 24.1     Power of Attorney (see Signature Page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Electroglas, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on June 8, 2000.

                                       Electroglas, Inc

                                       By: /s/ CURTIS S. WOZNIAK
                                       -------------------------
                                       Curtis S. Wozniak
                                       Chief Executive Officer


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Curtis
S. Wozniak and Armand J. Stegall, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                               Capacity                        Date
---------                               --------                        -----
/s/ Curtis S. Wozniak                   Chief Executive Officer and     June 8, 2000
----------------------------            Director and Chairman
    Curtis S. Wozniak                   (Principal Executive
                                        Officer)

Signature                               Capacity                        Date
---------                               --------                        -----
/s/ Armand J. Stegall                   Vice President, Finance,        June 8, 2000
----------------------------            Chief Financial Officer,
     Armand J. Stegall                  Treasurer and Secretary
                                        (Principal Financial and
                                        Accounting Officer)


/s/ Neil R. Bonke                       Director                        June 8, 2000
----------------------------
     Neil R. Bonke

/s/ Joseph F. Dox                       Director                        June 8, 2000
----------------------------
     Joseph F. Dox

/s/ Roger D. Emerick                    Director                        June 8, 2000
----------------------------
     Roger D. Emerick

/s/ Robert J. Frankenberg               Director                        June 8, 2000
----------------------------
     Robert J. Frankenberg

/s/ Mel Friedman                        Director                       June 8, 2000
----------------------------
      Mel Friedman

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DOCUMENT
------                        --------
  5.1     Opinion of Morrison & Foerster LLP

 23.1     Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

 23.2     Consent of Ernst & Young LLP, Independent Auditors

 24.1     Power of Attorney (see Signature Page)